UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2008

SUPPORTSOFT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other	(Commission File No.)	(I.R.S.
Jurisdiction		Employer
of Incorporation)		Identification
No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA  94063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(650) 556-9440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 11, 2008, SupportSoft, Inc. issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the fourth quarter of 2007, and intends to present additional information during a related conference call to be held on February 11, 2008.  The press release and conference call contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange  Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2008

SUPPORTSOFT, INC.

By:	/s/ Anne-Marie Eileraas
Name:	Anne-Marie Eileraas
Title:	Vice President, General Counsel and Secretary

Exhibit No.	Description
99.1	Press Release dated February 11, 2008